Ticker Symbol BCIIX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Brown Capital Management
International Equity Fund

A series of
The Nottingham Investment Trust II

INSTITUTIONAL CLASS SHARES

SUMMARY PROSPECTUS
July 15, 2011

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://browncapital.com/int-funds-overview.html.  You can also get this information at no cost by calling 1-877-892-4226 or by sending an e-mail request to info@browncapital.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective.  The Fund seeks long-term capital appreciation.  Current income is a secondary consideration in selecting portfolio investments.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases
(as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed on
shares sold after holding them for less than 60 days)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	1.91%
Total Annual Fund Operating Expenses	2.91%
Fee Waivers and/or Expense Reimbursements1	0.91%
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements1	2.00%

1 The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses to not more than 2.00% of the average daily net assets of the Fund for the period ending the last day of July 2012.  The Expense Limitation Agreement may not be terminated by either party prior to that date.  Subject to certain conditions, the Fund may at a later date reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$203	$815	$1,453	$3,168

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.25% of the average value of its portfolio.

Principal Investment Strategies.  The Fund invests at least 80% of its assets in the equity securities of non-U.S. based companies, those companies domiciled outside the U.S.  The Fund typically invests in common stocks, but has the ability to invest in other types of equity securities such as preferred stocks, convertible bonds, and warrants.  The Advisor seeks to purchase equity securities of those companies that the Advisor feels are undervalued relative to their long-term potential in the securities markets.  The Advisor utilizes an analysis that seeks to identify those companies trading at a discount to their long-term earnings potential and/or present value of assets held by the company which may be realized.

The Advisor looks at the fundamental characteristics of each company individually, using analysis that includes:

•	relative valuation within an industry sector, and between countries or economic markets;
•	fundamental analysis of the company;
•	long term forecasting of earnings and asset values;
•	fundamental analysis of the country in which the company operates, taking into consideration the macroeconomic, regulatory and political trends within that country;
•	use of investment industry research; and
•	use of direct local contacts in various countries, discussions with company personnel, and company visits.

In constructing and managing the International Equity Fund, the following additional restrictions are used:

•	no individual country will represent more than 25% at cost of the International Equity Fund’s total assets;
•	no more than 15% at cost of the International Equity Fund’s total assets will be invested in emerging market securities;
•	no individual industry will represent more than 20% at cost of the International Equity Fund’s total assets; and
•	no individual security will represent more than 5% at cost of the International Equity Fund’s total assets.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following risks:

•	Market Risk: Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•	Investment Style Risk: The performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk: The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

•
Market Sector Risk:  The percentage of the Fund’s assets invested in various industries and sectors will vary from time to time depending on the Advisor’s perception of investment opportunities.  Investments in particular industries or sectors may be more volatile than the overall stock market.

•
Equity Securities Risk:  To the extent that the majority of the Fund’s portfolio consists of common stocks, it is expected that the Fund’s net asset value will be subject to greater price fluctuation than a portfolio containing mostly fixed income securities.

•
Foreign Securities Risk:  Foreign securities may involve investment risks different from those associated with domestic securities.  Foreign markets, particularly emerging markets, may be less liquid, more volatile, and subject to less government supervision than domestic markets.  There may also be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.  Adverse political and economic developments or changes in the value of foreign currency can make it difficult for the Fund to sell its securities and could reduce the value of your shares.

•
Portfolio Turnover Risk:  Although the Advisor intends to hold the Funds’ portfolio securities for the long-term, the Fund may sell portfolio securities without regard to the length of time they have been held.  The Fund’s portfolio is expected to be less than 100%, but could be higher in any given year.  As a higher portfolio turnover rate may involve paying brokerage commissions and other transactions costs, it could result in additional expenses for the Fund.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to that of a broad-based securities market index.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting http://browncapital.com/int-funds-overview.html.

Quarterly Returns During This Time Period
Highest return for a quarter	28.60%	Quarter ended June 30, 2009
Lowest return for a quarter	-23.81%	Quarter ended September 30, 2002
Year-to-date return as of most recent quarter	4.03%	Quarter ended June 30, 2011

Average Annual Total Returns Periods Ended December 31, 2010	Past 1 Year	Past 5 Years	Past 10 Years
International Equity Fund Before taxes After taxes on distributions After taxes on distributions and sale of shares	5.59% 4.87% 3.63%	1.70% 0.33% 1.18%	2.44% 1.73% 1.95%
MSCI EAFE® International Gross Index	8.21%	2.94%	3.94%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).

Management.

Investment Advisor.  Brown Capital Management, LLC is the Fund’s Investment Advisor.

Portfolio Managers.  The Fund is team-managed by Martin J. Steinik (Managing Director and Senior Portfolio Manager of the Advisor), Stewart L. Gronek (Director and Portfolio Manager of the Advisor), and Maurice L. Haywood (Managing Director and Senior Portfolio Manager of the Advisor).  Mr. Steinik has served as portfolio manager for the Fund since 2005, and Mr. Gronek and Mr. Haywood have each served as portfolio manager since 2006.

Purchase and Sale of Fund Shares.  You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $10,000 ($2,000 for IRA and Keogh Plans) and the Fund’s minimum subsequent investment is $500 ($100 under an automatic investment plan).  Purchase orders by mail prior to August 1, 2011 should be sent to Brown Capital Management Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Purchase orders by mail after August 1, 2011 should be sent to Brown Capital Management Funds, c/o ALPS Fund Services, Inc., P.O. Box 1345, Denver, Colorado 80201.   Please call the Fund at 1-800-773-3863 to receive wire instructions for bank wire orders.  Investors who wish to purchase Fund shares through a broker-dealer should contact the broker-dealer directly.

You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Prior to August 1, 2011, redemption orders by mail should be sent to Brown Capital Management Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Prior to August 1, 2011, redemption orders by facsimile should be transmitted to 252-972-1908.  After August 1, 2011, redemption orders by mail should be sent to Brown Capital Management Funds, c/o ALPS Fund Services, Inc., P.O. Box 1345, Denver, Colorado 80201.  After August 1, 2011, redemption orders by facsimile should be transmitted to 1-866-205-1499.

Please call the Fund at 1-877-892-4226 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI